UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-23383

LORD ABBETT CREDIT OPPORTUNITIES FUND

(Exact name of Registrant as specified in charter)

90 Hudson Street, Jersey City, New Jersey 07302-3973

(Address of principal executive offices) (Zip code)

Randolph A. Stuzin, Esq.

Vice President and Assistant Secretary

Member, Chief Legal Officer of Lord, Abbett & Co. LLC

90 Hudson Street, Jersey City, New Jersey 07302-3973

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 522-2388

Date of fiscal year end: 12/31

Date of reporting period: 12/31/2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1:	Report(s) to Shareholders.

LORD ABBETT
ANNUAL REPORT

Lord Abbett
Credit Opportunities Fund

For the fiscal year ended December 31, 2023

Table of Contents

1	A Letter to Shareholders

4	Investment Comparison

5	Information About Your Fund’s Expenses and Holdings Presented by Sector

7	Schedule of Investments

19	Statement of Assets and Liabilities

20	Statement of Operations

21	Statements of Changes in Net Assets

22	Financial Highlights

24	Notes to Financial Statements

41	Report of Independent Registered Public Accounting Firm

42	Supplemental Information to Shareholders

Lord Abbett Credit Opportunities Fund
Annual Report

For the fiscal year ended December 31, 2023

From left to right: Evelyn E. Guernsey, Independent Chair of the Lord Abbett Funds and Douglas B. Sieg, Trustee, President, and Chief Executive Officer of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of Lord Abbett Credit Opportunities Fund for the fiscal year ended December 31, 2023. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For detailed and timely information about the Fund, please visit our website at www.lordabbett.com, where you can also access quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett Family of Funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Douglas B. Sieg
Trustee, President and Chief Executive Officer

For the fiscal year ended December 31, 2023, the Fund returned 11.15%, reflecting performance at the net asset value (“NAV”) of Institutional Class shares with all distributions reinvested, compared to its benchmark, the ICE BofA U.S. High Yield Constrained Index*, which returned 13.55% over the same period.

Markets had to endure through a number of countervailing forces over the trailing 12 months, leading to periods of volatility and a wide dispersion of returns. On the positive side, market expectations of a soft landing in the U.S. economy were backed by falling inflation data, a tight labor market, a resilient consumer, and optimism regarding the potential impacts of artificial intelligence. While there were concerns corporate earnings could deteriorate, aggregate earnings results were better than expected as cost-cutting measures, strength in services sectors, and supply chain improvements generally benefitted companies.2

Amid these positive trends, investors had concerns about aggressive U.S. Federal

Reserve (the “Fed”) monetary policy and fear of a potential policy mistake leading to a recession. Investor sentiment was also negatively impacted by an underwhelming China recovery from the COVID-19 pandemic, geopolitical tensions, and rising energy prices. In addition, markets had to grapple with the ripple effects of the turmoil in the banking sector, which led to regulatory shutdowns and interventions by the Fed, FDIC, and U.S. Treasury.2

The dovish pivot by the Fed in December hinted at a potential policy easing, contributing to the market’s positive momentum and a fall in bond yields. A combination of additional factors also contributed to this positive market environment: a decline in core personal consumption expenditures (PCE) inflation, favorable Treasury refunding announcements, strong consumer resilience, and stable earnings expectations. These elements, along with a shift in market sentiment and positioning, buoyed by seasonality and increased corporate buybacks, culminated in a bullish sentiment across the equity markets.2

While there was significant rate volatility throughout the year, the 2-year Treasury yield2 moved lower from 4.42% to 4.25%, while the 10-year Treasury yield2 ended the year unchanged at 3.88%. Against this backdrop, the Bloomberg U.S. Aggregate Bond Index1 returned 5.53%, while high yield bonds3 outperformed investment grade corporate bonds4 (13.55% vs 8.52%, respectively), partially due to the higher yield and lower duration of the high yield market.

The Fund’s allocation to U.S. high yield bonds was one of the main contributors to performance over the fiscal year. Specifically, our allocation to the energy sector was a positive driver of performance during the period. While it had been a meaningful thematic position within the strategy for multiple quarters, as of the fiscal year end our energy exposure was at its lowest level of the last 12 months. While we continue to be constructive on the fundamental picture within the sector, a combination of merger & acquisition (M&A) driven exits and more balanced valuations has led us to find relative value elsewhere.

The Fund’s collateralized loan obligation (CLO) allocation was also a contributor to total returns in 2023, driven by both positive selection and a favorable supply/demand dynamics, as new loan issuance increased only marginally while demand by CLO managers remained robust. Our increased exposure was a byproduct of attractive risk-adjusted returns at the asset class level and, more importantly, idiosyncratic opportunities we found extremely attractive from a risk-reward standpoint.

Although the Fund outperformed for the period, there were investments that underperformed, primarily in commercial mortgage-backed securities that experienced a combination of sector-related headwinds and idiosyncratic performance drivers. Also, our allocation to emerging markets detracted from performance over the fiscal year. Early on in 2023, we had an allocation to Chinese real estate. as growth outlooks had become more positive in the region, leading to better recovery prospects in the sector after underperforming in 2022. However, growth prospects in China soon stalled and we reduced our positions significantly.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

*

The ICE BofA U.S. High Yield Constrained Index is a capitalization-weighted index of all U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market.

1

The Bloomberg U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Total return comprises price appreciation/depreciation and income as a percentage of the original investment.

2

Factset.

3

As represented by the ICE BofA U.S. High Yield Constrained Index as of 12/31/2023.

4

As represented by the Bloomberg US Corp Investment Grade Index as of 12/31/2023.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

Except where noted, comparative Fund performance does not account for the deduction of sales charges and would be different if sales charges were included. The Fund offers classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see the Fund’s prospectus.

During certain periods shown, expense waivers and reimbursements were in place. Without such expense waivers and reimbursements, the Fund’s returns would have been lower.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of December 31, 2023. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed its position in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

Credit Opportunities Fund

Investment Comparison

Below is a comparison of a $1 million investment in Institutional Class shares with the same investment in the ICE BofA U.S. High Yield Constrained Index, assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such class. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Net Asset Value
for the Periods Ended December 31, 2023

	1 Year	Life of Class
Institutional Class[2]	11.15%	6.86%
Class A3	7.87%	5.64%
Class U4	10.33%	8.48%

Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

Institutional Class shares commenced operations on February 15, 2019 and performance began on February 21, 2019. Performance is at net asset value.

Class A shares commenced operations and performance began on September 13, 2019. Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 2.50% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended December 31, 2023, is calculated using the SEC-required uniform method to compute such return.

4

Class U shares commenced operations and performance began on June 18, 2020. Performance is at net asset value.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees; distribution and service fees (these charges vary among the share classes); and other Fund expenses. You may also incur transaction costs in the form of a repurchase fee of up to 2% which the Fund may (but does not currently) impose on shares that have been accepted for repurchase that have been held for less than one year. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2023 through December 31, 2023).

Actual Expenses

For each class of the Fund, the first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/23 – 12/31/23” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of the Fund, the second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	7/1/23	12/31/23	7/1/23 - 12/31/23
Institutional Class
Actual	$1,000.00	$1,057.70	$7.26
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.15	$7.12
Class A
Actual	$1,000.00	$1,053.80	$11.13
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,014.37	$10.92
Class U
Actual	$1,000.00	$1,052.60	$11.12
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,014.37	$10.92

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (1.40% for Institutional Class, 2.15% for Class A and 2.15% for Class U) multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2023

Sector*	%**
Asset-Backed Securities	24.36%
Basic Materials	0.53%
Communications	5.49%
Consumer Cyclical	15.72%
Consumer Non-cyclical	1.81%
Diversified	0.80%
Energy	21.20%
Financials	9.66%
Industrials	8.66%
Mortgage-Backed Securities	0.88%
U.S. Government	1.61%
Repurchase Agreements	9.28%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments, which excludes derivatives.

Schedule of Investments

December 31, 2023

Investments	Interest Rate		Maturity Date	Principal Amount		Fair Value
LONG-TERM INVESTMENTS 85.58%

ASSET-BACKED SECURITIES 23.36%

Automobiles 8.44%
CAL Receivables LLC Series 2022-1 Class B†	9.688% (30 day USD SOFR Average + 4.35%	)#	10/15/2026	$25,550,000		$25,445,968
Carvana Auto Receivables Trust Series 2021-N1 Class R†	Zero Coupon		1/10/2028	10,000	(a)	1,196,953	(b)
Exeter Automobile Receivables Trust Series 2020-2A Class R†	Zero Coupon		9/15/2032	35,000		21,215,428
Exeter Automobile Receivables Trust Series 2021-1A Class R	Zero Coupon		2/15/2033	16,020		13,994,843
Exeter Automobile Receivables Trust Series 2021-4A Class R†	Zero Coupon		12/15/2033	28,050	(a)	5,578,029
Exeter Automobile Receivables Trust Series 2023-2A Class E†	9.75%		11/15/2030	16,149,000		16,716,631
Flagship Credit Auto Trust Series 2020-4 Class R†	Zero Coupon		7/17/2028	17,826	(a)	1,767,895	(b)
Flagship Credit Auto Trust Series 2023-2 Class E†	10.89%		7/15/2030	22,140,000		22,411,813
PenFed Auto Receivables Owner Trust Series 2022-A Class R1†	Zero Coupon		6/17/2030	30,000		4,173,846
Santander Bank Auto Credit-Linked Notes Series 2022-C Class E†	11.366%		12/15/2032	2,417,830		2,449,694
Santander Bank Auto Credit-Linked Notes Series 2022-C Class F†	14.592%		12/15/2032	20,000,000		20,984,680
Tricolor Auto Securitization Trust Series 2021-1A Class F†	5.08%		5/15/2028	5,250,000		5,119,136
Total						141,054,916

Credit Card 0.56%
Continental Finance Credit Card ABS Master Trust Series 2020-1A Class C†	5.75%		12/15/2028	6,500,000		5,983,808
Genesis Sales Finance Master Trust Series 2021-AA Class F†	5.59%		12/21/2026	4,000,000		3,390,171
Total						9,373,979

Other 14.36%
720 East CLO Ltd. Series 2023-2A Class E†	13.966% (3 mo. USD Term SOFR + 8.57%	)#	10/15/2036	10,000,000		10,134,771
Affirm Asset Securitization Trust Series 2023-X1 Class CERT†	Zero Coupon		11/15/2028	453,258		17,056,688
AMMC CLO 23 Ltd. Series 2020-23A Class ER†	12.064% (3 mo. USD Term SOFR + 6.66%	)#	10/17/2031	7,500,000		7,331,366

See Notes to Financial Statements.	7

Schedule of Investments (continued)

December 31, 2023

Investments	Interest Rate		Maturity Date	Principal Amount			Fair Value
Other (continued)
Anchorage Capital CLO 25 Ltd. Series 2022-25A Class SUB†	Zero Coupon	#	4/20/2035		$8,000,000		$5,343,880
Atrium XV Series 15A Class E†	11.524% (3 mo. USD Term SOFR + 6.11%	)#	1/23/2031		2,000,000		1,950,073
Avant Loans Funding Trust Series 2021-REV1 Class E†	6.41%		7/15/2030		3,931,000		3,548,008
Ballyrock CLO Ltd. Series 2022-20A Class DR†	12.644% (3 mo. USD Term SOFR + 7.25%	)#	7/15/2034		5,000,000		4,998,956
Ballyrock CLO Ltd. Series 2023-23A Class C†	10.578% (3 mo. USD Term SOFR + 5.20%	)#	4/25/2036		5,300,000		5,385,405
Ballyrock CLO Ltd. Series 2023-24A Class SUB†	Zero Coupon	#	7/15/2036		11,250,000		9,947,578
Carlyle U.S. CLO Ltd. Series 2021-10A Class E†	12.177% (3 mo. USD Term SOFR + 6.76%	)#	10/20/2034		5,000,000		4,806,724
Carlyle U.S. CLO Ltd. Series 2021-5A Class E†	11.927% (3 mo. USD Term SOFR + 6.51%	)#	7/20/2034		8,125,000		8,010,570
Fairstone Financial Issuance Trust I Series 2020-1A Class D†(c)	6.873%		10/20/2039	CAD	8,820,000		6,232,598
Galaxy XXVI CLO Ltd. Series 208-26A Class E†	11.483% (3 mo. USD Term SOFR + 6.11%	)#	11/22/2031		$11,410,000		11,131,494
Galaxy XXVIII CLO Ltd. Series 2018-28A Class E†	11.656% (3 mo. USD Term SOFR + 6.26%	)#	7/15/2031		3,550,000		3,417,878
Generate CLO Ltd. Series 2023-13A Class D1†	10.349% (3 mo. USD Term SOFR + 5.00%	)#	1/20/2037		7,000,000		7,048,329
Generate CLO Ltd. Series 2023-13A Class E†	13.389% (3 mo. USD Term SOFR + 8.04%	)#	1/20/2037		7,000,000		6,882,491
GoldenTree Loan Management U.S. CLO 4 Ltd. Series 2019-4A Class E†	10.41% (3 mo. USD Term SOFR + 5.01%	)#	4/24/2031		1,750,000		1,613,501
OCP CLO Ltd. Series 2014-6A Class DR†	12.184% (3 mo. USD Term SOFR + 6.78%	)#	10/17/2030		6,087,000		5,527,262
OCP CLO Ltd. Series 2023-26A Class SUB†	Zero Coupon	#	4/17/2036		22,000,000		17,017,208
Pagaya AI Debt Selection Trust Series 2020-1 Class CERT†(d)	Zero Coupon		7/15/2027		2,000,000	(a)	433,238	(b)
Pagaya AI Debt Selection Trust Series 2020-1 Class CERT†(d)	Zero Coupon	#	11/15/2027		2,153,846	(a)	3,670
Perimeter Master Note Business Trust	5.19%		5/15/2027		5,000,000		4,281,134
Perimeter Master Note Business Trust	8.13%		5/15/2027		25,000,000		19,735,325	(b)
Rad CLO Ltd. Series 2023-20A Class D†	10.406% (3 mo. USD Term SOFR + 5.00%	)#	7/20/2036		6,500,000		6,563,912
Rad CLO Ltd. Series 2023-20A Class E†	13.486% (3 mo. USD Term SOFR + 8.08%	)#	7/20/2036		11,250,000		11,421,212
Rad CLO Ltd. Series 2023-22A Class SUB†	Zero Coupon	#	1/20/2037		18,914,000		15,441,168

8	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Other (continued)
Regatta XIV Funding Ltd. Series 2018-3A Class E†	11.59% (3 mo. USD Term SOFR + 6.21%	)#	10/25/2031	$3,400,000	$3,195,510
SCF Equipment Leasing LLC Series 2022-2A Class F1†	6.50%		6/20/2035	52,622,000	38,566,148
TICP CLO XI Ltd. Series 2018-11A Class E†	11.677% (3 mo. USD Term SOFR + 6.26%	)#	10/20/2031	3,175,000	3,059,115
Total					240,085,212
Total Asset-Backed Securities (cost $435,731,644)					390,514,107

				Shares

COMMON STOCKS 0.04%

Energy Equipment & Services 0.03%
Nine Energy Service, Inc.*				157,185	421,256

Transportation Infrastructure 0.01%
ACBL Holdings Corp.				4,355	185,087
Total Common Stocks (cost $753,057)					606,343

				Principal Amount

CONVERTIBLE BONDS 2.05%

Airlines 0.59%
JetBlue Airways Corp.	0.50%		4/1/2026	$13,694,000	9,928,046

Oil & Gas 0.61%
Nabors Industries, Inc.†	1.75%		6/15/2029	14,000,000	10,176,600

Real Estate 0.26%
Sunac China Holdings Ltd. (China)†(e)	Zero Coupon		9/30/2028	18,058,440	4,153,441
Sunac China Holdings Ltd. (China)†(e)	1.00%		9/30/2032	2,837,954	227,036
Total					4,380,477

Trucking & Leasing 0.59%
Greenbrier Cos., Inc.	2.875%		4/15/2028	10,000,000	9,860,000
Total Convertible Bonds (cost $46,678,162)					34,345,123

CORPORATE BONDS 53.44%

Aerospace/Defense 1.71%
Triumph Group, Inc.	7.75%		8/15/2025	28,695,000	28,624,141

See Notes to Financial Statements.	9

Schedule of Investments (continued)

December 31, 2023

Investments	Interest Rate		Maturity Date		Principal Amount		Fair Value
Airlines 3.13%
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd. (Cayman Islands)†(e)	8.00%		9/20/2025			$3,752,744	$2,703,245
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd. (Cayman Islands)†(e)	8.00%		9/20/2025			28,085,965	20,231,390
VistaJet Malta Finance PLC/Vista Management Holding, Inc. (Malta)†(e)	6.375%		2/1/2030			38,250,000	26,743,700
VistaJet Malta Finance PLC/Vista Management Holding, Inc. (Malta)†(e)	9.50%		6/1/2028			3,115,000	2,640,079
Total							52,318,414

Auto Parts & Equipment 0.51%
Tenneco, Inc.†	8.00%		11/17/2028			10,000,000	8,546,600

Building Materials 1.17%
ACProducts Holdings, Inc.†	6.375%		5/15/2029			26,383,000	19,557,609

Chemicals 0.51%
Kobe U.S. Midco 2, Inc.†	9.25%		11/1/2026			11,298,000	8,431,810

Commercial Services 1.64%
BCP V Modular Services Finance PLC(c)	6.75%		11/30/2029		EUR	30,076,000	27,396,798

Diversified Financial Services 5.47%
Armor Holdco, Inc.†	8.50%		11/15/2029			$28,645,000	26,012,331
Global Aircraft Leasing Co. Ltd. (Cayman Islands)†(e)	6.50%		9/15/2024			42,238,729	38,937,585
Osaic Holdings, Inc.†	10.75%		8/1/2027			14,113,000	14,339,302
SCF Preferred Equity LLC†	7.50% (5 yr. CMT + 6.73%	)#	–	(f)		15,000,000	12,150,000
Total							91,439,218

Entertainment 1.77%
AMC Entertainment Holdings, Inc.†	10.00%		6/15/2026			34,264,612	29,577,079

Environmental Control 1.80%
Madison IAQ LLC†	5.875%		6/30/2029			34,154,000	30,134,542

Holding Companies-Diversified 0.77%
Benteler International AG (Austria)†(e)	10.50%		5/15/2028			12,109,000	12,765,611

Internet 2.23%
EquipmentShare.com, Inc.†	9.00%		5/15/2028			21,146,000	21,782,495
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc.†	6.00%		2/15/2028			16,780,000	15,530,495
Total							37,312,990

10	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2023

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
Machinery-Diversified 0.27%
SPX FLOW, Inc.†	8.75%	4/1/2030	$4,457,000	$4,462,126

Media 1.14%
CSC Holdings LLC†	4.625%	12/1/2030	20,741,000	12,514,505
CSC Holdings LLC†	5.75%	1/15/2030	10,500,000	6,547,170
Total				19,061,675

Oil & Gas 16.74%
Berry Petroleum Co. LLC†	7.00%	2/15/2026	32,039,000	31,030,092
Crescent Energy Finance LLC†	9.25%	2/15/2028	31,067,000	32,257,953
Encino Acquisition Partners Holdings LLC†	8.50%	5/1/2028	28,356,000	27,961,001
Kosmos Energy Ltd.†	7.50%	3/1/2028	11,580,000	10,554,875
Nabors Industries Ltd.†	7.25%	1/15/2026	22,801,000	21,939,578
Petroleos Mexicanos (Mexico)(e)	6.84%	1/23/2030	10,000,000	8,680,898
Precision Drilling Corp. (Canada)†(e)	6.875%	1/15/2029	18,945,000	18,289,787
Shelf Drilling Holdings Ltd. (United Arab Emirates)†(e)	9.625%	4/15/2029	24,310,000	23,806,985
Valaris Ltd.†	8.375%	4/30/2030	35,924,000	36,836,290
Vital Energy, Inc.†	7.75%	7/31/2029	44,055,000	42,168,499
W&T Offshore, Inc.†	11.75%	2/1/2026	25,595,000	26,341,810
Total				279,867,768

Oil & Gas Services 2.98%
KLX Energy Services Holdings, Inc.†	11.50%	11/1/2025	10,956,000	10,811,655
Nine Energy Service, Inc.	13.00%	2/1/2028	31,437,000	27,891,378
Oceaneering International, Inc.†	6.00%	2/1/2028	11,470,000	11,130,602
Total				49,833,635

Real Estate 0.23%
CIFI Holdings Group Co. Ltd. (China)(e)(g)	4.375%	4/12/2027	2,000,000	117,400
CIFI Holdings Group Co. Ltd. (China)(e)(g)	5.25%	5/13/2026	1,800,000	106,380
CIFI Holdings Group Co. Ltd. (China)(e)(g)	6.00%	7/16/2025	7,000,000	472,500
Kaisa Group Holdings Ltd. (China)(e)	10.50%	1/15/2025	5,000,000	182,300
Kaisa Group Holdings Ltd. (China)(e)(g)	11.95%	11/12/2023	2,300,000	83,375
Logan Group Co. Ltd. (China)(e)(g)	4.50%	1/13/2028	4,000,000	290,000
Logan Group Co. Ltd. (China)(e)(g)	5.25%	2/23/2023	8,000,000	580,000
Shimao Group Holdings Ltd. (Hong Kong)(e)(g)	3.45%	1/11/2031	7,277,000	309,273
Shimao Group Holdings Ltd. (Hong Kong)(e)(g)	5.20%	1/16/2027	26,223,000	1,042,889
Sunac China Holdings Ltd. (China)†(e)	6.00%	9/30/2026	713,036	85,707
Sunac China Holdings Ltd. (China)†(e)	6.25%	9/30/2027	713,036	67,738
Sunac China Holdings Ltd. (China)†(e)	6.50%	9/30/2027	1,426,076	136,333

See Notes to Financial Statements.	11

Schedule of Investments (continued)

December 31, 2023

Investments	Interest Rate		Maturity Date	Principal Amount		Fair Value
Real Estate (continued)
Sunac China Holdings Ltd. (China)†(e)	6.75%		9/30/2028		$2,139,115	$133,695
Sunac China Holdings Ltd. (China)†(e)	7.00%		9/30/2029		2,139,115	154,016
Sunac China Holdings Ltd. (China)†(e)	7.25%		9/30/2030		1,004,836	57,778
Total						3,819,384

Retail 7.15%
BCPE Ulysses Intermediate, Inc.†	7.75%		4/1/2027		47,037,000	43,924,966
GPS Hospitality Holding Co. LLC/GPS Finco, Inc.†	7.00%		8/15/2028		47,282,000	34,559,123
Park River Holdings, Inc.†	5.625%		2/1/2029		30,956,000	24,842,528
Park River Holdings, Inc.†	6.75%		8/1/2029		19,668,000	16,133,241
Total						119,459,858

Telecommunications 1.90%
Viasat, Inc.†	7.50%		5/30/2031		40,437,000	31,793,591

Transportation 2.32%
GN Bondco LLC†	9.50%		10/15/2031		39,700,000	38,811,911
Total Corporate Bonds (cost $908,618,800)						893,214,760

FLOATING RATE LOANS(h) 5.75%

Auto Parts & Equipment 0.18%
RealTruck Group, Inc. 2023 Incremental Term Loan	10.47% (1 mo. USD Term SOFR + 5.00%	)	1/31/2028		3,000,000	3,000,000

Building & Construction 0.49%
USIC Holdings, Inc. 2021 2nd Lien Term Loan	12.11% (1 mo. USD Term SOFR + 6.50%	)	5/14/2029		8,726,238	8,120,855

Building Materials 0.75%
ACProducts, Inc. 2021 Term Loan B	9.86% (3 mo. USD Term SOFR + 4.25%	)	5/17/2028		14,179,549	12,481,903

Construction & Engineering 1.26%
Brand Industrial Services, Inc. 2023 Term Loan B	10.877% (3 mo. USD Term SOFR + 5.50%	)	8/1/2030		21,077,538	21,004,188

Entertainment 0.29%
Vue International Bidco PLC 2023 EUR PIK Term Loan 6.50%(c)	6.13% (6 mo. EURIBOR + 2.00%	)	12/31/2027	EUR	12,446,369	4,788,450

Gaming/Leisure 1.21%
Silk Bidco AS EUR Term Loan B(c)	-	(i)	2/28/2027	EUR	33,518,596	20,285,337

12	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2023

Investments	Interest Rate		Maturity Date	Principal Amount			Fair Value
Internet Companies 1.00%
NEXUS Buyer LLC 2021 Second Lien Term Loan	11.706% (1 mo. USD Term SOFR + 6.25%	)	11/5/2029		$17,000,001		$16,649,376

Leisure Time 0.22%
Hurtigruten ASA EUR Term Loan A(c)	11.932% (3 mo. EURIBOR + 8.00%	)	9/30/2024	EUR	3,546,803		3,680,564	(j)

Machinery: Diversified 0.21%
LSF12 Badger Bidco LLC Term Loan B	11.356% (1 mo. USD Term SOFR + 6.00%	)	8/30/2030		$3,593,207		3,590,961

Pharmaceuticals 0.10%
Canopy Growth Corp. Term Loan (Canada)(e)	13.97% (1 mo. USD Term SOFR + 8.50%	)	3/18/2026		2,066,593		1,708,381

Recreation & Travel 0.04%
United FP Holdings LLC 2019 2nd Lien Term Loan	14.145% (3 mo. USD Term SOFR + 8.50%	)	12/30/2027		1,000,000		727,500
Total Floating Rate Loans (cost $115,227,876)							96,037,515

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES 0.88%
CF Trust Series 2019-BOSS Class B1A†	16.909% (1 mo. USD Term SOFR + 11.55%	)#	12/15/2024		1,100,000		1,035,550
Commercial Mortgage Pass-Through Certificates Series 2015-DC1 Class D†	4.297%	#(k)	2/10/2048		5,000,000		2,959,638
GS Mortgage Securities Corp. Trust Series 2021-RENT Class G†	11.176% (1 mo. USD Term SOFR + 5.81%	)#	11/21/2035		8,214,886		893,369
GS Mortgage Securities Corp. Trust Series 2021-RSMZ Class MZ†	14.977% (1 mo. USD Term SOFR + 9.61%	)#	6/15/2026		11,250,000		112,500	(l)
JP Morgan Chase Commercial Mortgage Securities Trust Series 2014-DSTY Class D†	3.805%	#(k)	6/10/2027		614,619		13,046
JPMorgan Chase Commercial Mortgage Securities Trust Series 2020-1 Class F†	14.447% (1 mo. USD Term SOFR + 9.11%	)#	9/15/2029		2,795		2,795
JPMorgan Chase Commercial Mortgage Securities Trust Series 2021-BOLT Class D†	12.177% (1 mo. USD Term SOFR + 6.81%	)#	8/15/2033		15,790,000	(a)	9,136,124
Laurel Road Prime Student Loan Trust Series 2019-A Class R†	Zero Coupon		10/25/2048		2,994,026		594,014
Palisades Center Trust Series 2016-PLSD Class D†	4.737%		4/13/2033		225,000		4,730
Total Non-Agency Commercial Mortgage-Backed Securities (cost $39,787,017)							14,751,766

See Notes to Financial Statements.	13

Schedule of Investments (continued)

December 31, 2023

	Dividend Rate		Shares
PREFERRED STOCKS 0.06%
Transportation Infrastructure ACBL Holdings Corp.(cost $397,275)	Zero Coupon		15,891	$1,032,915

	Exercise Price	Expiration Date

WARRANTS 0.00%

Specialty Retail 0.00%
Chinos Intermediate Holdings A, Inc.* (cost $34,899)	$3.20		9,971	24,928
Total Long-Term Investments (cost $1,547,228,730)				1,430,527,457

	Interest Rate	Maturity Date	Principal Amount

SHORT-TERM INVESTMENTS 10.46%

Government Sponsored Enterprises Securities 0.60%
Federal Home Loan Bank Discount Notes (cost $9,998,555)	Zero Coupon	1/2/2024	$10,000,000	9,994,222

U.S. TREASURY OBLIGATIONS 0.95%
U.S. Treasury Bills (cost $15,854,425)	Zero Coupon	1/9/2024	15,873,000	15,856,830

REPURCHASE AGREEMENTS 8.91%
Repurchase Agreement dated 12/29/2023, 5.200% due 1/2/2024 with Barclays Bank PLC collateralized by $81,190,000 of U.S. Treasury Bond at 3.625% due 2/15/2053; value: $76,499,248; proceeds: $75,042,596 (cost $74,999,263)			74,999,263	74,999,263
Repurchase Agreement dated 12/29/2023, 5.350% due 1/2/2024 with Barclays Bank PLC collateralized by $51,880,000 of U.S. Treasury Bond at 3.500% due 2/15/2033; value: $50,999,337; proceeds: $50,029,072 (cost $49,999,350)			49,999,350	49,999,350
Repurchase Agreement dated 12/29/2023, 2.800% due 1/2/2024 with Fixed Income Clearing Corp. collateralized by $23,906,700 of U.S. Treasury Note at 4.625% due 3/15/2026;

14	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2023

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
REPURCHASE AGREEMENTS(continued)
value: $24,445,104; proceeds: $23,973,202 (cost $23,965,746)			$23,965,746	$23,965,746
Total Repurchase Agreements (cost $148,964,359)				148,964,359
Total Short-Term Investments (cost $174,817,339)				174,815,411
Total Investments in Securities 96.04% (cost $1,722,046,069)				1,605,342,868
Other Assets and Liabilities – Net(m) 3.96%				66,257,852
Net Assets 100.00%				$1,671,600,720

CAD	Canadian Dollar.
EUR	Euro.
CMT	Constant Maturity Rate.
EURIBOR	Euro Interbank Offered Rate.
PIK	Payment-in-kind.
SOFR	Secured Overnight Financing Rate.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers. At December 31, 2023, the total value of Rule 144A securities was $1,179,249,076, which represents 70.55% of net assets.
#	Variable rate security. The interest rate represents the rate in effect at December 31, 2023.
*	Non-income producing security.
(a)	Principal amount represents ownership shares of the Trust.
(b)	Level 3 Investment as described in Note 2(o) in the Notes to Financials. Security valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.
(c)	Investment in non-U.S. dollar denominated securities.
(d)	IOettes. These securities represent the right to receive interest payments on an underlying pool of mortgages with similar features as those associated with IO securities. Unlike IO’s, however, a nominal amount of principal is assigned to an IOette. This amount is very small in relation to the interest flow that constitutes almost all of the IOette cash flow. The stated price and coupon are linked to that small principal amount and therefore appear unusually large.
(e)	Foreign security traded in U.S. dollars.
(f)	Security is perpetual in nature and has no stated maturity.
(g)	Defaulted (non-income producing security).
(h)	Floating Rate Loans in which the Fund invests generally pay interest at rates which are periodically re-determined at a margin above the Secured Overnight Financing Rate (“SOFR”) or the prime rate offered by major U.S. banks. The rate(s) shown is the rate(s) in effect at December 31, 2023.
(i)	Interest Rate to be determined.
(j)	Level 3 Investment as described in Note 2(o) in the Notes to Financials. Floating Rate Loan fair valued by the Pricing Committee.
(k)	Interest rate is based on the weighted average interest rates of the underlying mortgages within the mortgage pool.
(l)	Level 3 Investment as described in Note 2(o) in the Notes to Financials. Security fair valued by the Pricing Committee.
(m)	Other Assets and Liabilities – Net include net unrealized appreciation/depreciation on forward foreign currency exchange contracts and swap contracts as follows:

See Notes to Financial Statements.	15

Schedule of Investments (continued)

December 31, 2023

Centrally Cleared Credit Default Swap Contracts on Issuers - Buy Protection at December 31, 2023(1):

Referenced Issuer	Central Clearing Party	Fund Pays (Quarterly)	Termination Date	Notional Amount	Payments Upfront(2)	Unrealized Depreciation(3)	Value
Boeing Co.(4)(5)	Bank of America	1.00%	6/20/2028	$10,000,000	$(84,331)	$(93,449)	$(177,780)
Boeing Co.(4)(5)	Bank of America	1.00%	12/20/2028	5,000,000	–	(87,015)	(87,015)
Federal Republic of Germany(4)(5)	Bank of America	0.25%	12/20/2026	35,000,000	(100,179)	(51,642)	(151,821)
Federal Republic of Germany(4)(5)	Bank of America	0.25%	12/20/2027	10,000,000	(12,522)	(33,853)	(46,375)
General Motors Co.(4)(5)	Bank of America	5.00%	6/20/2028	25,000,000	(2,945,900)	(716,024)	(3,661,924)
General Motors Co.(4)(5)	Bank of America	5.00%	12/20/2028	5,000,000	(623,946)	(153,135)	(777,081)
					$(3,766,878)	$(1,135,118)	$(4,901,996)

Centrally Cleared Credit Default Swap Contracts on Issuers - Sell Protection at December 31, 2023(1):

Referenced Index	Central Clearing Party	Fund Receives (Quarterly)	Termination Date	Notional Amount	Payments Upfront(2)	Unrealized Appreciation(3)	Value
CHS/Community Health Systems, Inc.(4)(5)	Bank of America	5.00%	6/20/2025	$12,000,000	$(960,660)	$148,379	$(812,281)
CHS/Community Health Systems, Inc.(4)(5)	Bank of America	5.00%	12/20/2024	9,000,000	(400,126)	209,347	(190,779)
CHS/Community Health Systems, Inc.(4)(5)	Bank of America	5.00%	12/20/2025	4,000,000	(455,138)	16,062	(439,076)
					$(1,815,924)	$373,788	$(1,442,136)

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap contract agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap contracts and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive net settlement amount in the form of cash or securities equal to the notional amount of the swap contracts less the recovery value of the referenced obligation or underlying securities. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap contract agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap contracts and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap contracts less the recovery value of the referenced obligation or underlying securities.
(2)	Upfront payments paid (received) by Central Clearing Party are presented net of amortization.
(3)	Total unrealized appreciation on Credit Default Swap Contracts on Issuers amounted to $373,788. Total unrealized depreciation on Credit Default Swap Contracts on Issuers amounted to $1,135,118.
(4)	Central Clearinghouse: Intercontinental Exchange (ICE).
(5)	Moody’s Credit Rating: Baa3.

Forward Foreign Currency Exchange Contracts at December 31, 2023:

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation
Euro	Buy	Morgan Stanley	2/28/2024	2,430,000	$2,631,830	$2,688,521	$56,691
Euro	Buy	Morgan Stanley	2/28/2024	2,164,000	2,394,069	2,394,222	153
Total Unrealized Appreciation on Forward Foreign Currency Exchange Contracts							$56,844

16	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2023

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Depreciation
Canadian dollar	Sell	Bank of America	2/9/2024	8,135,000	$5,936,266	$6,142,639	$(206,373)
Euro	Sell	Morgan Stanley	2/28/2024	3,334,000	3,667,375	3,688,695	(21,320)
Euro	Sell	State Street Bank and Trust	2/28/2024	963,000	1,040,075	1,065,451	(25,376)
Euro	Sell	State Street Bank and Trust	2/28/2024	52,656,000	57,035,136	58,257,930	(1,222,794)
Total Unrealized Depreciation on Forward Foreign Currency Exchange Contracts							$(1,475,863)

The following is a summary of the inputs used as of December 31, 2023 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Asset-Backed Securities
Automobiles	$–	$138,090,068	$2,964,848	$141,054,916
Other	–	219,916,649	20,168,563	240,085,212
Remaining Industries	–	9,373,979	–	9,373,979
Common Stocks
Transportation Infrastructure	–	185,087	–	185,087
Remaining Industries	421,256	–	–	421,256
Convertible Bonds	–	34,345,123	–	34,345,123
Corporate Bonds	–	893,214,760	–	893,214,760
Floating Rate Loans
Leisure Time	–	–	3,680,564	3,680,564
Remaining Industries	–	92,356,951	–	92,356,951
Non-Agency Commercial
Mortgage-Backed Securities	–	14,639,266	112,500	14,751,766
Preferred Stocks	–	1,032,915	–	1,032,915
Warrants	–	24,928	–	24,928
Short-Term Investments
Government Sponsored Enterprises Securities	–	9,994,222	–	9,994,222
U.S. Treasury Obligations	–	15,856,830	–	15,856,830
Repurchase Agreements	–	148,964,359	–	148,964,359
Total	$421,256	$1,577,995,137	$26,926,475	$1,605,342,868

Other Financial Instruments
Centrally Cleared Credit Default Swap Contracts
Assets	$–	$–	$–	$–
Liabilities	–	(6,344,132)	–	(6,344,132)
Forward Foreign Currency Exchange Contracts
Assets	–	56,844	–	56,844
Liabilities	–	(1,475,863)	–	(1,475,863)
Total	$–	$(7,763,151)	$–	$(7,763,151)

(1)	Refer to Note 2(o) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy. When applicable, each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

See Notes to Financial Statements.	17

Schedule of Investments (concluded)

December 31, 2023

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets.

The following is a reconciliation of investments with unobservable inputs (Level 3) that were used in determining fair value:

Investment Type	Asset-Backed Securities	Floating Rate Loans	Non-Agency Commercial Mortgage-Backed Securities
Balance as of January 1, 2023	$18,961,143	$–	$1,490,155
Accrued Discounts (Premiums)	221,430	11,427	2,583
Realized Gain (Loss)	–	–	(124,799)
Change in Unrealized Appreciation (Depreciation)	(4,707,907)	4,412	(10,555,211)
Purchases	7,950,000	3,664,725	–
Sales	–	–	–
Transfers into Level 3(a)	16,991,967	–	10,789,927
Transfers out of Level 3(a)	(16,283,222)	–	(1,490,155)
Balance as of December 31, 2023	$23,133,411	$3,680,564	$112,500
Change in unrealized appreciation/depreciation for the year ended December 31, 2023, related to Level 3 investments held at December 31, 2023	$(4,707,907)	$4,412	$(10,680,010)

(a)	The Fund recognizes transfers within the fair value hierarchy as of the beginning of the period. Transfers into and out of Level 3 were primarily related to the availability of market quotations in accordance with valuation methodology.

18	See Notes to Financial Statements.

Statement of Assets and Liabilities

December 31, 2023

ASSETS:
Investments in securities, at fair value (cost $1,722,046,069)	$1,605,342,868
Cash	939
Cash at brokers for forwards, swap contracts and TBA collateral	9,056
Deposits with brokers for forwards and swaps collateral	20,528,199
Foreign cash, at value (cost $37,788)	38,125
Receivables:
Interest and dividends	31,016,582
Investment securities sold	27,257,650
Capital shares sold	8,769,053
Unrealized appreciation on forward foreign currency exchange contracts	56,844
Prepaid expenses and other assets	101,986
Total assets	1,693,121,302
LIABILITIES:
Payables:
Investment securities purchased	4,530,921
Management fee	1,712,181
Distribution and Servicing plan	440,279
Variation margin for centrally cleared swap contracts agreements	141,732
Fund administration	54,790
Trustees’ fees	21,063
To brokers for forwards, swap contracts and TBA collateral	9,056
Unrealized depreciation on forward foreign currency exchange contracts	1,475,863
Distributions payable	12,848,511
Accrued expenses and other liabilities	286,186
Total liabilities	21,520,582
NET ASSETS	$1,671,600,720
COMPOSITION OF NET ASSETS:
Paid-in capital	$1,820,888,438
Total distributable earnings (loss)	(149,287,718)
Net Assets	$1,671,600,720
Net assets by class:
Institutional Class Shares	$963,355,456
Class A Shares	$588,734,357
Class U Shares	$119,510,907
Outstanding shares by class (unlimited number of authorized shares of beneficial interest):
Institutional Class Shares	108,470,374
Class A Shares	66,302,504
Class U Shares	13,453,782
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Institutional Class Shares-Net asset value	$8.88
Class A Shares-Net asset value	$8.88
Class A Shares-Maximum offering price (Net asset value plus sales charge of 2.50%)	$9.11
Class U Shares-Net asset value	$8.88

See Notes to Financial Statements.	19

Statement of Operations

For the Year Ended December 31, 2023

Investment income:
Dividends	$64,253
Interest and other	164,114,355
Total investment income	164,178,608
Expenses:
Management fee	17,566,602
Distribution and Servicing plan–Class A	3,905,787
Distribution and Servicing plan–Class U	507,898
Shareholder servicing	652,342
Fund administration	562,131
Reports to shareholders	281,967
Professional	235,238
Registration	228,738
Custody	74,007
Trustees’ fees	38,487
Other	122,798
Gross expenses	24,175,995
Fees waived and expenses reimbursed (See Note 3)	(74,007)
Net expenses	24,101,988
Net investment income	140,076,620
Net realized and unrealized gain (loss):
Net realized gain (loss) on investments	(50,256,094)
Net realized gain (loss) on forward foreign currency exchange contracts	(490,201)
Net realized gain (loss) on swap contracts	6,766,777
Net realized gain (loss) on foreign currency related transactions	1,007,083
Net change in unrealized appreciation/depreciation on investments	48,758,153
Net change in unrealized appreciation/depreciation on forward foreign currency exchange contracts	(853,405)
Net change in unrealized appreciation/depreciation on swap contracts	(496,383)
Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies	53,739
Net realized and unrealized gain (loss)	4,489,669
Net Increase in Net Assets Resulting From Operations	$144,566,289

20	See Notes to Financial Statements.

Statements of Changes in Net Assets

INCREASE (DECREASE) IN NET ASSETS	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022
Operations:
Net investment income	$140,076,620	$75,929,953
Net realized gain (loss) on investments, futures contracts, forward foreign currency exchange contracts, swap contracts and foreign currency related transactions	(42,972,435)	17,154,632
Net change in unrealized appreciation/depreciation on investments, forward foreign currency exchange contracts, swap contracts and translation of assets and liabilities denominated in foreign currencies	47,462,104	(184,138,800)
Net increase (decrease) in net assets resulting from operations	144,566,289	(91,054,215)
Distributions to shareholders:
Institutional Class	(78,452,098)	(53,534,524)
Class A	(46,174,830)	(39,750,401)
Class U	(6,044,636)	(909,175)
Total distributions to shareholders	(130,671,564)	(94,194,100)
Capital share transactions (See Note 15):
Net proceeds from sales of shares	645,407,379	569,650,851
Reinvestment of distributions	45,094,768	39,331,874
Cost of shares reacquired	(208,802,272)	(95,594,188)
Net increase in net assets resulting from capital share transactions	481,699,875	513,388,537
Net increase in net assets	495,594,600	328,140,222
NET ASSETS:
Beginning of year	$1,176,006,120	$847,865,898
End of year	$1,671,600,720	$1,176,006,120

See Notes to Financial Statements.	21

Financial Highlights

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income (loss)(a)	Net realized and unrealized gain (loss)	Total from invest- ment oper- ations	Net invest- ment income	Net realized gain	Total distri- butions
Institutional Class
12/31/2023	$ 8.79	$0.91	$ 0.03	$ 0.94	$(0.85)	$ —	$(0.85)
12/31/2022	10.58	0.75	(1.64)	(0.89)	(0.76)	(0.14)	(0.90)
12/31/2021	10.37	0.79	0.56	1.35	(0.75)	(0.39)	(1.14)
12/31/2020	10.00	0.74	0.34	1.08	(0.71)	—	(0.71)
2/15/2019 to 12/31/2019(c)	10.00	0.59	0.03	0.62	(0.61)	(0.01)	(0.62)

Class A
12/31/2023	8.79	0.84	0.03	0.87	(0.78)	—	(0.78)
12/31/2022	10.58	0.68	(1.64)	(0.96)	(0.69)	(0.14)	(0.83)
12/31/2021	10.37	0.71	0.56	1.27	(0.67)	(0.39)	(1.06)
12/31/2020	10.00	0.66	0.48	1.14	(0.77)	—	(0.77)
9/13/2019 to 12/31/2019(f)	9.93	0.19	0.08	0.27	(0.19)	(0.01)	(0.20)

Class U
12/31/2023	8.80	0.85	0.01	0.86	(0.78)	—	(0.78)
12/31/2022	10.58	0.68	(1.62)	(0.94)	(0.70)	(0.14)	(0.84)
12/31/2021	10.37	0.70	0.57	1.27	(0.67)	(0.39)	(1.06)
6/18/2020 to 12/31/2020(g)	9.10	0.36	1.27	1.63	(0.36)	—	(0.36)

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return for Class A does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for Institutional Class and Class U assumes the reinvestment of all distributions.
(c)	Commenced on February 15, 2019.
(d)	Not annualized.
(e)	Annualized.
(f)	Commenced on September 13, 2019.
(g)	Commenced on June 18, 2020.

22	See Notes to Financial Statements.

			Ratios to Average Net Assets:						Supplemental Data:

Net asset value, end of period	Total return (%)(b)		Total expenses after waivers and/or reimburse- ments (%)		Total expenses (%)		Net investment income (loss) (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$ 8.88	11.15		1.40		1.41		10.26		$963,355	97
8.79	(8.58)		1.39		1.39		7.94		684,810	52
10.58	13.35		1.39		1.40		7.23		408,536	61
10.37	12.84		1.50		1.62		7.92		177,894	119
10.00	6.29	(d)	1.50	(e)	3.79	(e)	6.78	(e)	61,215	50	(d)

8.88	10.33		2.15		2.16		9.50		588,734	97
8.79	(9.26)		2.14		2.14		7.16		466,141	52
10.58	12.53		2.13		2.14		6.53		439,318	61
10.37	12.02		2.25		2.30		7.01		184,655	119
10.00	2.67	(d)	2.25	(e)	5.39	(e)	6.54	(e)	10	50	(d)

8.88	10.33		2.15		2.16		9.62		119,511	97
8.80	(9.24)		2.15		2.15		7.50		25,055	52
10.58	12.54		2.13		2.13		6.46		12	61
10.37	18.33	(d)	2.25	(e)	2.30	(e)	7.01	(e)	11	119	(d)

See Notes to Financial Statements.	23

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Credit Opportunities Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, closed-end management investment company that continuously offers its common shares (the “Shares”) and is operated as an interval fund. The Fund was organized as a Delaware statutory trust on September 18, 2018. The Fund had a sale to Lord, Abbett & Co. LLC (“Lord Abbett”) of 10,000 shares of common stock for $100,000 ($10.00 per share). The Fund commenced operations on February 15, 2019.

The Fund’s investment objective is total return. The Fund currently offers three classes of Shares: Institutional Class, Class A and Class U. A front-end sales charge is normally added to the net asset value (“NAV”) for Class A shares. There is no front-end sales charge in the case of Institutional Class and Class U shares. Class U shares commenced operations on June 18, 2020.

The Fund will not list its Shares for trading on any securities exchange. There is currently no secondary market for its Shares and the Fund does not expect any secondary market to develop for its Shares. Shareholders of the Fund are not able to have their Shares redeemed or otherwise sell their Shares on a daily basis because the Fund is an unlisted closed-end fund. In order to provide liquidity to shareholders, the Fund is structured as an interval fund and conducts quarterly repurchase offers for a portion of its outstanding Shares.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Trustees (the “Board”), the Board has designated the determination of fair value of the Fund’s portfolio investments to Lord Abbett as its valuation designee. Accordingly, Lord Abbett is responsible for, among other things, assessing and managing valuation risks, establishing, applying and testing fair value methodologies, and evaluating pricing services. Lord Abbett has formed a Pricing Committee that performs these responsibilities on behalf of Lord Abbett, administers the pricing and valuation of portfolio investments and ensures that prices utilized reasonably reflect fair value. Among other things, these procedures allow Lord Abbett, subject to Board oversight, to utilize independent pricing services, quotations from securities, and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Pricing Committee uses a third-party fair valuation service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other

Notes to Financial Statements (continued)

instruments that correlate to the fair-valued securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and ask prices. Fixed income securities are valued based on evaluated prices supplied by independent pricing services, which reflect broker/dealer supplied valuations and the independent pricing services’ own electronic data processing techniques. Floating rate loans are valued at the average of bid and ask quotations obtained from dealers in loans on the basis of prices supplied by independent pricing services. Forward foreign currency exchange contracts are valued using daily forward exchange rates. Swap contacts are valued daily using independent pricing services or quotations from broker/dealers to the extent available.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use observable inputs such as yield curves, broker quotes, observable trading activity, option adjusted spread models and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof periodically reviews reports that may include fair value determinations made by the Pricing Committee, related market activity, inputs and assumptions, and retrospective comparison of prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other, if applicable, in the Statement of Operations. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended December 31, 2020 through December 31, 2023. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the Fund’s jurisdiction.

(e)	Expenses–Expenses, excluding class-specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. Class A and Class U shares bear their class-specific share of all expenses and fees relating to the Fund’s Distribution and Servicing Plan.

Notes to Financial Statements (continued)

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss), if applicable, is included in Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies on the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions, if applicable, are included in Net realized gain (loss) on foreign currency related transactions on the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

The Fund uses foreign currency exchange contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

(g)	Forward Foreign Currency Exchange Contracts–The Fund may enter into forward foreign currency exchange contracts in order to reduce exposure to changes in foreign currency exchange rates on foreign portfolio holdings, or gain or reduce exposure to foreign currency solely for investment purposes. A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The contracts are valued daily at forward exchange rates and any unrealized gain (loss), if applicable, is included in Net change in unrealized appreciation/depreciation on forward foreign currency exchange contracts in the Fund’s Statement of Operations. The gain (loss) arising from the difference between the U.S. dollar cost of the original contract and the value of the forward foreign currency in U.S. dollars upon closing of such contracts is included, if applicable, in Net realized gain (loss) on forward foreign currency exchange contracts in the Fund’s Statement of Operations.

(h)	Futures Contracts–The Fund may purchase and sell futures contracts to enhance returns, to attempt to economically hedge some of its investment risk, or as a substitute position in lieu of holding the underlying asset on which the instrument is based. At the time of entering into a futures transaction, an investor is required to deposit and maintain a specified amount of cash or eligible securities called “initial margin.” Subsequent payments made or received by the Fund called “variation margin” are made on a daily basis as the market price of the futures contract fluctuates. The Fund will record an unrealized gain (loss) based on the amount of variation margin. When a contract is closed, a realized gain (loss) is recorded equal to the difference between the opening and closing value of the contract.

(i)	Credit Default Swap Contracts–The Fund may enter into credit default swap contracts in order to hedge credit risk or for speculation purposes. As a seller of a credit default swap contract (“seller of protection”), the Fund is required to pay the notional amount or other agreed-upon value of a referenced debt obligation to the counterparty in the event of a default by or other credit event involving the referenced issuer, obligation or index. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the contract.

As a purchaser of a credit default swap contract (“buyer of protection”), the Fund would receive the notional amount or other agreed upon value of a referenced debt obligation from the counterparty in the event of default by or other credit event involving the referenced issuer,

Notes to Financial Statements (continued)

obligation or index. In return, the Fund makes periodic payments to the counterparty over the term of the contracts, provided no event of default has occurred.

These credit default swap contracts may have as a reference obligation corporate or sovereign issuers or credit indexes. These credit indexes are comprised of a basket of securities representing a particular sector of the market.

Credit default swap contracts are fair valued based upon quotations from counterparties, brokers or market-makers and the change in value, if any, is recorded as unrealized appreciation or depreciation. For a credit default swap contract sold by the Fund, payment of the agreed-upon amount made by the Fund in the event of default of the referenced debt obligation is recorded as the cost of the referenced debt obligation purchased/received. For a credit default swap contract purchased by the Fund, the agreed-upon amount received by the Fund in the event of default of the referenced debt obligation is recorded as proceeds from sale/delivery of the referenced debt obligation and the resulting gain or loss realized on the referenced debt obligation is recorded as such by the Fund.

Any upfront payments made or received upon entering a credit default swap contract would be amortized or accreted over the life of the swap contract and recorded as realized gains or losses. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the swap contract agreement. The value and credit rating of each credit default swap contract where the Fund is the seller of protection, are both measures of the current payment/performance risk of the swap contract. As the value of the swap contract changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap contract agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap contract agreements entered into by the Fund for the same referenced entity or entities.

Entering into credit default swap contracts involves credit and market risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates, and that Lord Abbett does not correctly predict the creditworthiness of the issuers of the reference obligation on which the credit default swap contract is based. For the centrally cleared credit default swap contracts, there was minimal counterparty risk to the Fund, since such credit default swap contracts entered into were traded through a central clearinghouse, which guarantees against default.

(j)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of

Notes to Financial Statements (continued)

the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(k)	When-Issued, Forward Transactions or To-Be-Announced (“TBA”) Transactions–The Fund may purchase portfolio securities on a when-issued or forward basis. When-issued, forward transactions or TBA transactions involve a commitment by the Fund to purchase securities, with payment and delivery (“settlement”) to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. During the period between purchase and settlement, the fair value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government or U.S. Government sponsored enterprise securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at the Fund’s custodian in order to pay for the commitment. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and fair value of the security in determining its NAV. The Fund, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

(l)	Reverse Repurchase Agreements–The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, a fund sells a security to a securities dealer or bank for cash and also agrees to repurchase the same security later at a set price. Reverse repurchase agreements expose the Fund to credit risk (that is, the risk that the counterparty will fail to resell the security to the Fund). Engaging in reverse repurchase agreements also may involve the use of leverage, in that the Fund may reinvest the cash it receives in additional securities. Reverse repurchase agreements involve the risk that the market value of the securities to be repurchased by the Fund may decline below the repurchase price.

For the fiscal year ended December 31, 2023, the Fund did not enter into reverse repurchase agreements.

(m)	Floating Rate Loans–The Fund may invest in floating rate loans, which usually take the form of loan participations and assignments. Loan participations and assignments are agreements to make money available to U.S. or foreign corporations, partnerships or other business entities (the “Borrower”) in a specified amount, at a specified rate and within a specified time. A loan is typically originated, negotiated and structured by a U.S. or foreign bank, insurance company or other financial institution (the “Agent”) for a group of loan investors (“Loan Investors”). The Agent typically administers and enforces the loan on behalf of the other Loan Investors in the syndicate and may hold any collateral on behalf of the Loan Investors. Such loan participations and assignments are typically senior, secured and collateralized in nature. The Fund records an investment when the Borrower withdraws money and records interest as earned. These loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or Secured Overnight Financing Rate (“SOFR”).

The loans in which the Fund invests may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the Agent and/or Borrower prior to the sale of these investments. The Fund generally has no right to enforce compliance

Notes to Financial Statements (continued)

with the terms of the loan agreement with the Borrower. As a result, the Fund assumes the credit risk of the Borrower, the selling participant and any other persons interpositioned between the Fund and the Borrower (“Intermediate Participants”). In the event that the Borrower, selling participant or Intermediate Participants become insolvent or enter into bankruptcy, the Fund may incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the Borrower. At any point in time, up to the maturity date of the issue, the Borrower may demand the unfunded portion. Until demanded by the Borrower, unfunded commitments are not recognized as an asset on the Statement of Assets and Liabilities. Unrealized appreciation/depreciation on unfunded commitments presented, if any, on the Statement of Assets and Liabilities represents mark to market of the unfunded portion of the Fund’s floating rate notes.

As of December 31, 2023, the Fund did not enter into unfunded loan commitments.

(n)	Total Return Swap Contracts–The Fund may enter into total return swap contract agreements to obtain exposure to a security or market without owning such security or investing directly in that market. The Fund may agree to make payments that are the equivalent of interest in exchange for the right to receive payments equivalent to any appreciation in the value of an underlying security, index or other asset, as well as receive payments equivalent to any distributions made on that asset, over the term of the swap contract. If the value of the asset underlying a total return swap contract declines over the term of the swap contract, the Fund also may be required to pay an amount equal to that decline in value to its counterparty.

(o)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk – for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Notes to Financial Statements (continued)

A summary of inputs used in valuing the Fund’s investments and other financial instruments as of December 31, 2023 and, if applicable, Level 3 rollforwards for the fiscal year then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Fund has a management agreement with Lord Abbett, pursuant to which Lord Abbett provides the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio. The management fee is accrued daily and payable monthly.

The management fee is based on the Fund’s average daily net assets at the annual rate of 1.25%.

For the fiscal year ended December 31, 2023, the effective management fee, net of any applicable waiver, was at an annualized rate of 1.25% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets. The fund administration fee is accrued daily and payable monthly. Lord Abbett voluntarily waived $74,007 of fund administration fees during the fiscal year ended December 31, 2023.

For the fiscal year ended December 31, 2023 and continuing through June 30, 2024, Lord Abbett has contractually agreed to waive all or a portion of its management fee and, if necessary, waive all or a portion of its administrative fee and reimburse the Fund’s other expenses to the extent necessary so that the total net annual operating expenses for each class excluding certain of the Fund’s expenses, do not exceed an annual rate of 1.50%.

This agreement may be terminated only upon the approval of the Board.

Distribution and Servicing Plan

The Fund has adopted a Distribution and Servicing Plan for Class A and Class U shares of the Fund, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC (the “Distributor”), an affiliate of Lord Abbett. The distribution and service fees are accrued daily and payable monthly.

The following annual rates have been authorized by the Board pursuant to the plan:

Fees*	Class A	Class U
Service	.25%	.25%
Distribution	.50%	.50%

*	The Fund may designate a portion of the aggregate fees as attributable to service activities for purposes of calculating Financial Industry Regulatory Authority, Inc. sales charge limitations.

Institutional Class does not have a distribution plan.

Notes to Financial Statements (continued)

Distributor

The Distributor is the principal underwriter and distributor of the Fund’s Shares pursuant to a distribution agreement (the “Distribution Agreement”) with the Fund. The Distributor is a wholly-owned subsidiary of Lord Abbett. The Distributor does not participate in the distribution of non-Lord Abbett managed products. The Distributor acts as the distributor of Shares for the Fund on a best efforts basis, subject to various conditions, pursuant to the terms of the Distribution Agreement. The Distributor is not obligated to sell any specific amount of Shares of the Fund. The Fund may impose repurchase fees of up to 2.00% on Shares accepted for repurchase that have been held for less than one year.

Commissions

The Distributor received the following commissions on sales of shares of the Fund, after concessions were paid to authorized dealers, during the fiscal year ended December 31, 2023:

Distributor Commissions	Dealers’ Concessions
$689	$1,833,373

The Distributor received CDSCs of $43,193 for Class A shares, for the fiscal year ended December 31, 2023.

One Trustee and certain of the Fund’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND TAX INFORMATION

Dividends are paid from net investment income, if any. Capital gain distributions are paid from taxable net realized gains from investments transactions, reduced by allowable capital loss carryforwards, if any. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the fiscal year ended December 31, 2023 was as follows:

Fund	Tax-Exempt Income	Ordinary Income	Net Long-Term Capital Gains	Return of Capital	Total Distributions Paid
Credit Opportunities Fund	$ –	$130,671,564	$ –	$ –	$130,671,564

The tax character of distributions paid during the fiscal year ended December 31, 2022 was as follows:

Fund	Tax-Exempt Income	Ordinary Income	Net Long-Term Capital Gains	Return of Capital	Total Distributions Paid
Credit Opportunities Fund	$ –	$82,732,234	$11,461,866	$ –	$94,194,100

Notes to Financial Statements (continued)

As of December 31, 2023, the components of distributable earnings (loss) on a tax basis were as follows:

Fund	Undistributed Tax-Exempt Income	Undistributed Ordinary Income	Undistributed Net Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)	Temporary Differences	Total Distributable Earnings (Loss)
Credit Opportunities Fund	$ –	$3,175,614	$ –	$(44,309,938)	$(108,132,331)	$(21,063)	$(149,287,718)

Net capital losses recognized by the Fund may be carried forward indefinitely and retain their character as short-term and/or long-term losses. Capital losses incurred that will be carried forward are as follows:

Fund	Short-Term Losses	Long-Term Losses	Net Capital Losses
Credit Opportunities Fund	$ –	$(44,309,938)	$(44,309,938)

As of December 31, 2023, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) for the Fund are shown below. The difference between book-basis and tax basis unrealized appreciation/(depreciation) is attributable to the tax treatment of certain securities, amortization of premium, other financial instruments and wash sales.

Fund	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Credit Opportunities Fund	$1,711,297,291	$35,157,477	$(143,292,249)	$(108,134,772)

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) during the fiscal year ended December 31, 2023 were as follows:

Purchases	Sales
$1,615,494,497	$1,225,283,648

There were no purchases or sales of U.S. Government securities during the fiscal year ended December 31, 2023.

The Fund is permitted to purchase and sell securities (“cross-trade”) from and to other Lord Abbett funds or client accounts pursuant to procedures approved by the Board in compliance with Rule 17a-7 under the Act (the “Rule”). Each cross-trade is executed at a fair market price in compliance with provisions of the Rule. For the fiscal year ended December 31, 2023, the Fund did not engage in cross-trade purchases or sales.

6.	DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

The Fund entered into forward foreign currency exchange contracts during the fiscal year ended December 31, 2023 (as described in Note 2(g)). A forward foreign currency exchange contract reduces the Fund’s exposure to changes in the value of the currency it will deliver (or settle in cash) and increases its exposure to changes in the value of the currency it will receive (or settle in cash) for the duration of the contract. The Fund’s use of forward foreign currency exchange contracts involves the risk that Lord Abbett will not accurately predict currency movements, and the Fund’s returns could be reduced as a result. Forward foreign currency exchange contracts are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. The Fund’s risk of loss from counterparty credit risk is the unrealized appreciation on forward foreign currency exchange contracts.

Notes to Financial Statements (continued)

The Fund entered into credit default swap contracts during the during the fiscal year ended December 31, 2023 (as described in Note 2(i)) to economically hedge credit risk. Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a defined credit event, such as payment default or bankruptcy. Under a credit default swap one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. There is minimal counterparty credit risk to the Fund since centrally cleared credit default swaps are traded through a central clearinghouse. As the counterparty to all centrally cleared credit default swaps, the clearinghouse guarantees credit default swaps against default.

As of December 31, 2023, the Fund had the following derivatives at fair value, grouped into risk categories that illustrate the Fund’s use of derivative instruments:

Asset Derivatives	Foreign Currency Contracts	Credit Contracts
Forward Foreign Currency Exchange Contracts(1)	$56,844	$–
Liability Derivatives
Centrally Cleared Credit Default Swap Contracts(2)	–	6,344,132
Forward Foreign Currency Exchange Contracts(3)	1,475,863	–

(1)	Statement of Assets and Liabilities location: Unrealized appreciation on forward foreign currency exchange contracts.
(2)	Statement of Assets and Liabilities location: Includes cumulative unrealized appreciation/depreciation of centrally cleared swap contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(3)	Statement of Assets and Liabilities location: Unrealized depreciation on forward foreign currency exchange contracts.

Transactions in derivative instruments during the fiscal year ended December 31, 2023, were as follows:

	Foreign Currency Contracts	Credit Contracts
Net Realized Gain (Loss)
Credit Default Swap Contracts(1)	–	$6,766,777
Forward Foreign Currency Exchange Contracts(2)	$(490,201)	–
Net Change in Unrealized Appreciation/ Depreciation
Credit Default Swap Contracts(3)	–	$(496,383)
Forward Foreign Currency Exchange Contracts(4)	$(853,405)	–
Average Number of Contracts/Notional Amounts*
Credit Default Swap Contracts(5)	–	$129,082,792
Forward Foreign Currency Exchange Contracts(5)	$70,050,709	–

*	Calculated based on the number of contracts or notional amounts for the fiscal year ended December 31, 2023.
(1)	Statement of Operations location: Net realized gain (loss) on swap contracts.
(2)	Statement of Operations location: Net realized gain (loss) on forward foreign currency exchange contracts.
(3)	Statement of Operations location: Net change in unrealized appreciation/depreciation on swap contracts.
(4)	Statement of Operations location: Net change in unrealized appreciation/depreciation on forward foreign currency exchange contracts.
(5)	Amount represents notional amounts in U.S. dollars.

Notes to Financial Statements (continued)

7.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the Statement of Assets and Liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by the counterparty. A master netting agreement is an agreement between a fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$ 56,844	$–	$ 56,844
Repurchase Agreements	148,964,359	–	148,964,359
Total	$149,021,203	$–	$149,021,203

	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty		Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Morgan Stanley	$ 56,844	$(21,320)	$–	$ (9,056)	$26,468
Barclays Bank PLC	124,998,613	–	–	(124,998,613)	–
Fixed Income Clearing Corp.	23,965,746	–	–	(23,965,746)	–
Total	$149,021,203	$(21,320)	$–	$(148,973,415)	$26,468

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$1,475,863	$–	$1,475,863
Total	$1,475,863	$–	$1,475,863

	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty		Financial Instruments	Cash Collateral Pledged(a)	Securities Collateral Pledged(a)	Net Amount(c)
Bank of America	$ 206,373	$–	$–	$(206,373)	$–
Morgan Stanley	21,320	(21,320)	–	–	–
State Street Bank and Trust	1,248,170	–	(1,248,170)	–	–
Total	$1,475,863	$(21,320)	$(1,248,170)	$(206,373)	$–

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets (liabilities) presented in the Statement of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of December 31, 2023.
(c)	Net amount represents the amount owed by the Fund to the counterparty as of December 31, 2023.

Notes to Financial Statements (continued)

8.	TRUSTEES’ REMUNERATION

The Fund’s officers and one Trustee, who are associated with Lord Abbett do not receive any compensation from the Fund for serving in such capacities. Independent Trustees’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Trustees under which Independent Trustees may elect to defer receipt of a portion of Trustees’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the Fund . Such amounts and earnings accrued thereon are included in Trustees’ fees on the Statement of Operations and in Trustees’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

9.	EXPENSE REDUCTIONS

The Fund had entered into an arrangement with its prior transfer agent and its custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses. The arrangement with the Fund’s prior transfer agent was discontinued effective March 6, 2023.

10.	LINE OF CREDIT

For the period ended August 2, 2023, the Fund and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) were party to a syndicated line of credit facility with various lenders for $1.625 billion (the “Syndicated Facility”) under which State Street Bank and Trust Company (“SSB”) participated as a lender and as agent for the lenders. The Participating Funds were subject to graduated borrowing limits of one-third of fund net assets (if fund net assets are less than $750 million), $250 million, $300 million, $700 million, or $1 billion, based on past borrowings and likelihood of future borrowings, among other factors.

Effective August 3, 2023, the Participating Funds renewed the Syndicated Facility for $1.6 billion. The Participating Funds remain subject to the same borrowing limits as were in place prior to the renewal.

For the period ended August 2, 2023, the Participating Funds were also party to an additional uncommitted line of credit facility with SSB for $330 million (the “Bilateral Facility”). Under the Bilateral Facility, the Participating Funds were subject to graduated borrowing limits of one-third of fund net assets (if fund net assets are less than $750 million), or $250 million based on past borrowings and likelihood of future borrowings, among other factors.

Effective August 3, 2023, the Participating Funds renewed the Bilateral Facility in the same amount. The Participating Funds remain subject to the same borrowing limits as were in place prior to the renewal.

These credit facilities are to be used for temporary or emergency purposes as additional sources of liquidity to satisfy redemptions.

For the fiscal year ended December 31, 2023, the Fund did not utilize the Syndicated Facility or Bilateral Facility.

11.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Fund’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

Notes to Financial Statements (continued)

12.	SECURITIES LENDING AGREEMENT

The Fund has established a securities lending agreement with Citibank, N.A. for the lending of securities to qualified brokers in exchange for securities or cash collateral equal to at least the market value of securities loaned, plus interest, if applicable. Cash collateral is invested in an approved money market fund. In accordance with the Fund’s securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience a delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or the borrower becomes insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Any income earned from securities lending is included in Securities lending net income on the Statement of Operations.

The initial collateral received by the Fund is required to have a value equal to at least 100% of the market value of the securities loaned. The collateral must be marked-to-market daily to cover increases in the market value of the securities loaned (or potentially a decline in the value of the collateral). In general, the risk of borrower default will be borne by Citibank, N.A.; the Fund will bear the risk of loss with respect to the investment of the cash collateral. The advantage of such loans is that the Fund continues to receive income on loaned securities while receiving a portion of any securities lending fees and earning returns on the cash amounts which may be reinvested for the purchase of investments in securities.

As of December 31, 2023, the Fund did not loan any securities.

13.	REPURCHASE OFFERS

In order to provide liquidity to shareholders, the Fund has adopted a fundamental investment policy to make quarterly offers to repurchase its outstanding Shares at NAV per share, reduced by any applicable repurchase fee. Subject to applicable law and approval of the Board, for each quarterly repurchase offer, the Fund currently expects to offer to repurchase 5% of the Fund’s outstanding Shares at NAV, which is the minimum amount permitted. The results of the repurchase offers are as follows:

Institutional Shares Repurchase offer

Commencement Date	Deadline Date	Pricing Date	Shares Repurchased	Amount Repurchased
December 23, 2022	January 25, 2023	January 25, 2023	1,344,136	$12,110,662
March 23, 2023	April 26, 2023	April 26, 2023	3,354,977	$29,691,552
June 23, 2023	July 26, 2023	July 26, 2023	4,501,148	$39,970,198
September 22, 2023	October 25, 2023	October 25, 2023	4,675,009	$40,345,329
December 22, 2023	January 24, 2024	January 24, 2024	3,330,284	$29,572,921

Notes to Financial Statements (continued)

Class A Shares Repurchase offer

Commencement Date	Deadline Date	Pricing Date	Shares Repurchased	Amount Repurchased
December 23, 2022	January 25, 2023	January 25, 2023	1,913,931	$17,261,740
March 23, 2023	April 26, 2023	April 26, 2023	2,861,735	$25,326,358
June 23, 2023	July 26, 2023	July 26, 2023	2,344,004	$20,814,760
September 22, 2023	October 25, 2023	October 25, 2023	2,566,000	$22,144,582
December 22, 2023	January 24, 2024	January 24, 2024	981,143	$8,712,551

Class U Shares Repurchase offer
Commencement Date	Deadline Date	Pricing Date	Shares Repurchased	Amount Repurchased
March 23, 2023	April 26, 2023	April 26, 2023	26,245	$232,529
June 23, 2023	July 26, 2023	July 26, 2023	101,000	$896,878
September 22, 2023	October 25, 2023	October 25, 2023	17,070	$147,486
December 22, 2023	January 24, 2024	January 24, 2024	44,410	$394,362

Repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objective and will tend to increase the Fund’s expense ratio per common share for remaining shareholders. The Fund may accumulate cash by holding back (i.e., not reinvesting) payments received in connection with the Fund’s investments. If at any time cash and other liquid assets held by the Fund are not sufficient to meet the Fund’s repurchase obligations, the Fund intends, if necessary, to sell investments. If the Fund employs investment leverage, repurchases of Shares would compound the adverse effects of leverage in a declining market. Also, if the Fund borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their Shares by increasing the Fund’s expenses and reducing any net investment income.

If a repurchase offer is oversubscribed, the Board may determine to increase the amount repurchased by up to 2% of the Fund’s outstanding shares as of the date of the Repurchase Request Deadline (as defined in the Fund’s Prospectus). In the event that the Board determines not to repurchase more than the repurchase offer amount, or if shareholders tender more than the repurchase offer amount plus 2% of the Fund’s outstanding shares as of the date of the Repurchase Request Deadline, the Fund will repurchase the Shares tendered on a pro rata basis, and shareholders will have to wait until the next repurchase offer to make another repurchase request. Consequently, shareholders may be unable to liquidate all or a given percentage of their investment in the Fund during a particular repurchase offer. Some shareholders, in anticipation of proration, may tender more Shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur. A shareholder may be subject to market and other risks, and the NAV of Shares tendered in a repurchase offer may decline between the Repurchase Request Deadline and the date on which the NAV for tendered Shares is determined. In addition, the repurchase of Shares by the Fund may be a taxable event to shareholders, potentially including even shareholders who do not tender any Shares in such repurchase.

Notes to Financial Statements (continued)

14.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with investing in debt securities and to the changing prospects of individual companies and/or sectors in which the Fund invests. The value of an investment will change as interest rates fluctuate and in response to market movements. When interest rates rise, the prices of debt securities are likely to decline; when rates fall, such prices tend to rise. Longer-term debt securities are usually more sensitive to interest rate changes. There is also the risk that an issuer of a debt security will fail to make timely payments of principal or interest to the Fund, a risk that is greater with high-yield securities (sometimes called “lower-rated bonds” or “junk bonds”), in which the Fund may substantially invest. Some issuers, particularly of high-yield securities, may default as to principal and/or interest payments after the Fund purchases its securities. A default, or concerns in the market about an increase in the risk of default, may result in losses to the Fund. High-yield securities are subject to greater price fluctuations, as well as additional risks. The market for below investment grade securities may be less liquid, which may make such securities more difficult to sell at an acceptable price, especially during periods of financial distress, increased market volatility, or significant market decline.

Certain instruments in which the Fund may invest have historically relied upon LIBOR. As of June 30, 2023, the administrator of LIBOR ceased publication of U.S. dollar LIBOR settings. The LIBOR transition could have adverse impacts on newly issued financial instruments and existing financial instruments which referenced LIBOR and lead to significant short-term and long-term uncertainty and market instability.

The Fund is subject to the risk of investing in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities (such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), or the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. Government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Government and no assurance can be given that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so by law. Consequently, the Fund may be required to look principally to the agency issuing or guaranteeing the obligation.

The mortgage-related and asset-backed securities in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates, and economic conditions, including delinquencies and/or defaults. These changes can affect the value, income, and/or liquidity of such positions. When interest rates are declining, the value of these securities with prepayment features may not increase as much as other fixed income securities. Early principal repayment may deprive the Fund of income payments above current market rates. Alternatively, rising interest rates may cause prepayments to occur at a slower-than-expected rate, extending the duration of a security and typically reducing its value. The payment rate will thus affect the price and volatility of a mortgage-related security. In addition, the Fund may invest in non-agency asset backed and mortgage related securities, which are issued by private institutions, not by government-sponsored enterprises.

The Fund may invest up to 20% of its net assets in equity securities, the value of which fluctuates in response to movements in the equity securities markets in general, the changing prospects of individual companies in which the Fund invests, or an individual company’s financial condition.

The Fund may invest in convertible securities, which have both equity and fixed income risk characteristics, including market, credit, liquidity, and interest rate risks. Generally, convertible

Notes to Financial Statements (continued)

securities offer lower interest or dividend yields than non-convertible securities of similar quality and less potential for gains or capital appreciation in a rising equity securities market than equity securities. They tend to be more volatile than other fixed income securities and the market for convertible securities may be less liquid than the markets for stocks or bonds. A significant portion of convertible securities have below investment grade credit ratings and are subject to increased credit and liquidity risks.

Due to the Fund’s investment exposure to foreign companies and American Depositary Receipts, the Fund may experience increased market, industry and sector, liquidity, currency, political, information, and other risks. The securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets.

The Fund is subject to the risks associated with derivatives, which may be different from and greater than the risks associated with directly investing in securities. Derivatives may be subject to risks such as liquidity risk, leveraging risk, interest rate risk, market risk, and credit risk. Illiquid securities may lower the Fund’s returns since the Fund may be unable to sell these securities at their desired time or price. Derivatives also may involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the value of the underlying asset, rate or index. Whether the Fund’s use of derivatives is successful will depend on, among other things, the Fund’s ability to correctly forecast market movements and other factors. Losses may also arise from the failure of a derivative counterparty to meet its contractual obligations. If the Fund incorrectly forecasts these and other factors, the Fund’s performance could suffer. The Fund’s use of derivatives could result in a loss exceeding the amount of the Fund’s investment in these instruments.

The Fund may invest in loans, which include, among other things, loans to U.S. or foreign corporations, partnerships, other business entities, or to U.S. and non-U.S. governments. The Fund may invest in fixed rate and variable rate loans and floating or adjustable rate loans, including bridge loans, novations, assignments, and participations, which are subject to increased credit and liquidity risks. The loans in which the Fund invests will usually be rated below investment grade or may also be unrated. Below investment grade loans, as in the case of high-yield debt securities, or junk bonds, are usually more credit sensitive than interest rate sensitive, although the value of these instruments may be impacted by broader interest rate swings in the overall fixed income market. The Fund may invest in debtor-in-possession financings (commonly known as “DIP financings”). DIP financings are arranged when an entity seeks the protections of the bankruptcy court under Chapter 11 of the U.S. Bankruptcy Code. Such financings constitute senior liens on an unencumbered security (i.e., security not subject to other creditors’ claims).

Geopolitical and other events (e.g., wars, terrorism, natural disasters, epidemics or pandemics) may disrupt securities markets and adversely affect global economies and markets, thereby decreasing the value of the Fund’s investments. Market disruptions can also prevent the Fund from implementing its investment strategies and achieving its investment objective.

In March 2023, the shut-down of certain financial institutions raised economic concerns over disruption in the U.S. banking system. There can be no certainty that the actions taken by the U.S. government to strengthen public confidence in the U.S. banking system will be effective in mitigating the effects of financial institution failures on the economy and restoring public confidence in the U.S. banking system.

Notes to Financial Statements (concluded)

The impact of the COVID-19 outbreak, and the effects of other infectious illness outbreaks, epidemics, or pandemics, may be short term or may continue for an extended period of time. For example, a global pandemic or other widespread health crises could negatively affect the global economy, the economies of individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways. Health crises caused by outbreaks of disease may also exacerbate other pre-existing political, social, and economic risks in certain countries or globally. The foregoing could disrupt the operations of the Fund and its service providers, adversely affect the value and liquidity of the Fund’s investments, and negatively impact the Fund’s performance and your investment in the Fund.

15.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of beneficial interest were as follows:

	Year Ended December 31, 2023		Year Ended December 31, 2022
Institutional Class Shares	Shares	Amount	Shares	Amount
Shares sold	43,043,583	$380,302,106	43,093,179	$410,963,960
Reinvestment of distributions	1,410,031	12,456,912	1,338,008	12,365,428
Shares reacquired	(13,875,271)	(122,117,742)	(5,139,082)	(47,689,701)
Increase	30,578,343	$270,641,276	39,292,105	$375,639,687

Class A Shares
Shares sold	19,860,989	$175,622,889	13,768,078	$133,449,139
Reinvestment of distributions	3,092,788	27,301,385	2,794,809	26,078,440
Shares reacquired	(9,668,714)	(85,407,637)	(5,059,555)	(47,895,640)
Increase	13,285,063	$117,516,637	11,503,332	$111,631,939

Class U Shares
Shares sold	10,143,687	$89,482,384	2,749,179	$25,237,752
Reinvestment of distributions	605,796	5,336,471	99,326	888,006
Shares reacquired	(144,315)	(1,276,893)	(990)	(8,847)
Increase	10,605,168	$93,541,962	2,847,515	$26,116,911

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Lord Abbett Credit Opportunities Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Lord Abbett Credit Opportunities Fund (the “Fund”), including the schedule of investments, as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the years ended December 31, 2023, 2022, 2021, 2020, and for the period from February 15, 2019 (commencement of operations) through December 31, 2019, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the years ended December 31, 2023, 2022, 2021, 2020, and for the period from February 15, 2019 (commencement of operations) through December 31, 2019, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian or counterparties; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP
New York, New York
February 26, 2024

We have served as the auditor of one or more Lord Abbett Family of Funds’ investment companies since 1932.

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Fund in accordance with the laws of the state of organization. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the investment adviser. Generally, each Board member holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Fund’s organizational documents.

Lord, Abbett & Co. LLC (“Lord Abbett”), a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Independent Board Members

The following Independent Board Members also are board members of each of the 15 investment companies in the Lord Abbett Family of Funds, which consist of 64 investment portfolios.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Board member since 2011; Board Member Chair (since 2024) Vice Chair (2023)	Principal Occupation: None. Other Directorships: None.
Kathleen M. Lutito Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1963)	Board member since 2017	Principal Occupation: President and Chief Investment Officer of CenturyLink Investment Management Company (since 2006). Other Directorships: None.
James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Board member since 2012	Principal Occupation: Owner of McTaggart LLC (since 2011). Other Directorships: None.
Charles O. Prince Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1950)	Board member since 2019

Principal Occupation: None. Formerly Chair and Chief Executive Officer, Citigroup, Inc. (Retired 2007).

Other Directorships: Previously served as Director of Johnson & Johnson (2005–2022); Director of Xerox Corporation (2007–2018).

Karla M. Rabusch Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Board member since 2017	Principal Occupation: President and Director of Wells Fargo Funds Management, LLC (2003–2017); President of Wells Fargo Funds (2003–2016). Other Directorships: None.

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Lorin Patrick Taylor Radtke Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1968)	Board member since 2021

Principal Occupation: Partner and Co-Founder of M Seven 8 Partners LLC, a venture capital firm (since 2016). Formerly Partner, Goldman Sachs (1992–2016).

Other Directorships: Currently serves as Director of Assured Guaranty (since 2021); Virtual Combine (since 2018). Previously served as Director of SummerMoon Coffee (2022); Mariposa Family Learning (2021–2022).

Leah Song Richardson Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1966)	Board member since 2021

Principal Occupation: President of Colorado College (since 2021). Formerly Dean at University of California, Irvine–School of Law (2017–2021); Professor of Law at University of California, Irvine (2014–2017).

Other Directorships: None.

Mark A. Schmid Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Board member since 2016

Principal Occupation: Vice President and Chief Investment Officer of the University of Chicago (2009–2021).

Other Directorships: Currently serves as Director of Underwriters Laboratories Research Institute (since 2022).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Board member since 2006;

Principal Occupation: Chair of Tullis Health Investors - FL LLC (since 2019, CEO from 2012–2018); Formerly CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (1990–2016).

Other Directorships: Currently serves as Chair of Crane Co. (since 2020, Director since 1998), Director of Crane NXT, Co. (since 2023), Director of Alphatec Spine (since 2018). Previously served as Director of Exagen Inc. (2019–2023); Director of electroCore, Inc. (2018–2020).

Interested Board Members

Mr. Sieg is affiliated with Lord Abbett and is an “interested person” of the Fund as defined in the Act. Mr. Sieg is a board member of each of the 15 investment companies in the Lord Abbett Family of Funds, which consist of 64 investment portfolios. Mr. Sieg is an officer of the Lord Abbett Family of Funds.

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Douglas B. Sieg Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1969)	Board member since 2016	Principal Occupation: Managing Partner of Lord Abbett (since 2018). Formerly Head of Client Services, joined Lord Abbett in 1994. Other Directorships: None.

Officers

None of the officers listed below have received compensation from the Fund. All of the officers of the Fund also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Douglas B. Sieg (1969)	President and Chief Executive Officer	Elected as President and Chief Executive Officer in 2018	Managing Partner of Lord Abbett (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994.
Jackson C. Chan (1964)	AML Compliance Officer	Elected in 2018	Deputy Chief Compliance Officer and Director of Regulatory Affairs, joined Lord Abbett in 2014.
Nicholas D. Emguschowa (1986)	Data Protection Officer	Elected in 2022	Assistant General Counsel, joined Lord Abbett in 2018 and was formerly Associate at Shearman & Sterling (2014–2018).
Brooke A. Fapohunda (1975)	Vice President, Secretary, Chief Legal Officer	Elected in 2023	Partner and Senior Counsel, joined Lord Abbett in 2006.
Michael J. Hebert (1976)	Chief Financial Officer and Treasurer	Elected as Chief Financial Officer and Treasurer in 2021	Head of Global Fund Finance, joined Lord Abbett in 2021 and was formerly Vice President at Eaton Vance Management (EVM) (2014–2021) and Calvert Research & Management (CRM) (2016–2021), and Assistant Treasurer of registered investment companies managed, advised or administered by EVM and CRM during such years.
Parker J. Milender (1989)	Vice President and Assistant Secretary	Elected in 2023	Counsel, joined Lord Abbett in 2021 and was formerly an Associate at Milbank LLP (2017–2021).

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Mary Ann Picciotto (1973)	Chief Compliance Officer	Elected in 2023	Managing Director and Global Chief Compliance Officer, joined Lord Abbett in 2023 and was formerly Vice President and Head of Global Compliance at T. Rowe Price (2019–2023) and Senior Vice President, Head of Compliance at OppenheimerFunds, Inc. (2014–2019).
Matthew A. Press (1987)	Vice President and Assistant Secretary	Elected in 2023	Counsel, joined Lord Abbett in 2022 and was formerly an Associate at Clifford Chance US LLP (2014–2022).
Randolph A. Stuzin (1963)	Vice President and Assistant Secretary	Elected in 2023	Partner and Chief Legal Officer, joined Lord Abbett in 2023 and was formerly Partner and General Counsel at King Street Capital Management (2014–2023).
Victoria Zozulya (1983)	Vice President and Assistant Secretary	Elected in 2022	Counsel, joined Lord Abbett in 2022 and was formerly Senior Director and Counsel at Equitable (2018–2022) and Assistant General Counsel at Neuberger Berman (2014–2018).

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Fund’s Board members. It is available free upon request.

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report (or related notice of internet availability of annual report and semiannual report) to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Funds Service Center, P.O. Box 534489, Pittsburgh, PA 15253-4489 (regular mail) or 500 Ross Street 154-0520, Attention: 534489, Pittsburgh, PA 15262 (overnight mail).

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters as an attachment to Form N-PORT. Copies of the filings are available without charge, upon request on the SEC’s website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388.

Tax Information (unaudited)

For foreign shareholders, the percentage below reflects the portion of net investment income distributions that represent interest-related dividends:

Fund Name	Interest-related dividends
Credit Opportunities Fund	81%

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.	Lord Abbett Credit Opportunities Fund	LA-CROPP-2 (02/24)

Item 2:	Code of Ethics.
(a)	In accordance with applicable requirements, the Lord Abbett Family of Funds initially adopted a Sarbanes-Oxley Code of Ethics on June 19, 2003 that applies to the principal executive officer and senior financial officers of the Registrant (“Code of Ethics”). The Code of Ethics was in effect during the fiscal year ended December 31, 2023 (the “Period”).

(b)	Not applicable.

(c)	The Registrant has not amended the Code of Ethics as described in Form N-CSR during the Period.

(d)	The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the Period.

(e)	Not applicable.

(f)	See Item 13(a)(1) concerning the filing of the Code of Ethics.

Item 3:	Audit Committee Financial Expert.

The Registrant’s board of trustees has determined that each of the following independent trustees who are members of the audit committee is an audit committee financial expert: Evelyn E. Guernsey and Karla M. Rabusch. Each of these persons is independent within the meaning of the Form N-CSR.

Item 4:	Principal Accountant Fees and Services.

In response to sections (a), (b), (c) and (d) of Item 4, the aggregate fees billed to the Registrant for the fiscal years ended December 31, 2023 and 2022 by the Registrant’s principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, “Deloitte”) were as follows:

	Fiscal year ended:
	2023	2022
Audit Fees {a}	$75,000	$69,000
Audit-Related Fees	- 0 -	- 0 -
Total audit and audit-related fees	75,000	69,000

Tax Fees {b}	- 0 -	- 0 -
All Other Fees	- 0 -	- 0 -

Total Fees	$75,000	$69,000

{a} Consists of fees for audits of the Registrant’s annual financial statements.

{b} Fees for the fiscal year ended December 31, 2023 and 2022 consist of fees for services related to the recovery of excess dividend withholding taxes in certain jurisdictions.

(e) (1) Pursuant to Rule 2-01(c) (7) of Regulation S-X, the Registrant’s Audit Committee has adopted pre-approval policies and procedures. Such policies and procedures generally provide that the Audit Committee must pre-approve:

•	any audit, audit-related, tax, and other services to be provided to the Lord Abbett Funds, including the Registrant, and
•	any audit-related, tax, and other services to be provided to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to one or more Funds comprising the Registrant if the engagement relates directly to operations and financial reporting of a Fund, by the independent auditor to assure that the provision of such services does not impair the auditor’s independence.

The Audit Committee has delegated pre-approval authority to its Chair, subject to a fee limit of $10,000 per event, and not to exceed $25,000 annually. The Chair will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. Unless a type of service to be provided by the independent auditor has received general pre-approval, it must be pre-approved by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

(e) (2) The Registrant’s Audit Committee has approved 100% of the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant are shown above in the response to Item 4 (a), (b), (c) and (d) as “All Other Fees”.

The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant’s investment adviser, Lord, Abbett & Co. LLC (“Lord Abbett”), for the fiscal years ended December 31, 2023 and 2022 were:

	Fiscal year ended:
	2023	2022
All Other Fees {a}	$230,000	$270,000

{a} Consist of fees for Independent Services Auditors’ Report on Controls Placed in Operation and Tests of Operating Effectiveness related to Lord Abbett’s Asset Management Services (“SOC-1 Report”).

The aggregate non-audit fees billed by Deloitte for services rendered to entities under the common control of Lord Abbett for the fiscal years ended December 31, 2023 and 2022 were:

	Fiscal year ended:
	2023	2022
All Other Fees	$ - 0 -	$ - 0-

(h) The Registrant’s Audit Committee has considered the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to Rule 2-01 (c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining Deloitte’s independence.

(i) Not Applicable.

(j) Not Applicable.

Item 5:	Audit Committee of Listed Registrants.
Not applicable.

Item 6:	Investments.
The Schedule of Investments is included as part of the Reports to Shareholders under Item 1.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Fund has delegated proxy voting responsibilities to the Fund’s investment adviser, Lord Abbett, subject to the Board of Trustees’ general oversight. Lord Abbett has adopted its own proxy voting policies and procedures for this purpose. A copy of Lord Abbett’s proxy voting policies and procedures is attached hereto as Exhibit 13(c).

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.

Item 8(a)(1)

As of the date of filing this Report:

Name and Title	Since	Recent Professional Experience
Eric P. Kang (Partner at Lord Abbett)	May 2021	Mr. Kang joined Lord Abbett in 2015. He began his career in the financial services industry in 1999. His previous experience includes serving as Principal, Senior Analyst at MidOcean Credit Partners; Senior Analyst at Bell Point Capital Management; Analyst, Fundamental Credit Group at Citadel Investment Group; Vice President and Associate, Principal Credit Group at Merrill Lynch; and Analyst, Investment Banking at Donaldson, Lufkin & Jenrette. He earned a BS from the Wharton School of Business at the University of Pennsylvania and an MBA from the Darden School of Business at the University of Virginia.

Adam C. Castle (Partner at Lord Abbett)	May 2021	Mr. Castle joined Lord Abbett in 2015. He began his career in the financial services industry in 2008. His previous experience includes serving as Vice President, Securitized Products Group at Credit Suisse; Assistant Vice President and Research Analyst, Securitized Assets at AllianceBernstein; and Analyst, Fixed Income Rotational Program at AllianceBernstein. He earned a BS from Cornell University and is a holder of the Chartered Financial Analyst® (CFA) designation.
Kewjin Yuoh (Partner at Lord Abbett)	Inception (February 2019)	Mr. Yuoh joined Lord Abbett in 2010 as a portfolio manager for Lord Abbett’s taxable fixed income strategies, and was named Partner in 2012. He began his career in the financial services industry in 1994. Prior to joining Lord Abbett, he was a Portfolio Manager of Structured Products at Sanford Bernstein; a Portfolio Manager of Agency Mortgage-Backed Securities at Credit Suisse Asset Management; and a Senior VP, Director of Fundamental Research for Liquid and Structured Products at AllianceBernstein. Mr. Yuoh earned a BS from Cornell University.
Steven F. Rocco (Partner at Lord Abbett)	April 2023	Mr. Rocco, Co-Head of Taxable Fixed Income, joined Lord Abbett in 2004, and was named Partner in 2011. Prior to his current role, he served as Associate Portfolio Manager for the firm’s investment grade fixed income strategies. He has worked in the financial services industry since 2001. He earned a BA in economics from Cornell University and is a holder of the Chartered Financial Analyst® (CFA) designation.

Item 8(a)(2)

The following table sets forth information about the other accounts managed by the Fund’s portfolio managers as of December 31, 2023.

Included in the Registered Investment Companies category are those U.S.-registered funds managed or sub-advised by Lord Abbett, including funds underlying variable annuity contracts and variable life insurance policies offered through insurance companies. The Other Pooled Investment Vehicles category includes collective investment funds, offshore funds and similar non-registered investment vehicles. The Other Accounts category encompasses retirement and benefit plans (including both defined contribution and defined benefit plans) sponsored by various corporations and other entities, individually managed institutional accounts of various corporations, other entities and individuals, and separately managed accounts in so-called wrap fee programs sponsored by financial intermediaries unaffiliated with Lord Abbett.

	Number of Registered Investment Companies	Total Assets ($MM)	Number of Other Pooled Investment Vehicles	Total Assets ($MM)	Number of Other Accounts	Total Assets ($MM)
Eric P. Kang	4	4,102.38	1	105.33	0	0
Adam C. Castle	4	4,102.38	1	105.33	0	0
Kewjin Yuoh	15	89,471.60	9	9,070.32	633	204.21
Steven F. Rocco	18	87,713.86	14	10,616.18	18	4,177.56

Conflicts of interest may arise in connection with the portfolio managers’ management of the investments of the Fund and the investments of the other accounts included in the table above. Such conflicts may arise with respect to the allocation of investment opportunities between the Fund and other accounts with similar investment objectives and policies. A portfolio manager potentially could use information concerning the Fund’s transactions to the advantage of other accounts and to the detriment of the Fund. To address these potential conflicts of interest, Lord Abbett has adopted and implemented a number of policies and procedures. Lord Abbett has adopted Policies and Procedures Relating to Client Brokerage and Soft Dollars, as well as Evaluation of Proprietary Research Policy and Procedures. The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett. In addition, Lord Abbett’s Code of Ethics sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interest with the interests of Lord Abbett’s clients, including the Funds. Moreover, Lord Abbett’s Insider Trading and Receipt of Material Non-Public Information Policy and Procedure sets forth procedures for personnel to follow when they have material non-public information. Lord Abbett is not affiliated with a full service broker-dealer and, therefore, does not execute any portfolio transactions through such an entity, a structure that could give rise to additional conflicts. Lord Abbett does not conduct any investment banking functions and does not manage any hedge funds. Lord Abbett does not believe that any material conflicts of interest exist in connection with the portfolio managers’ management of the investments of the Funds and the investments of the other accounts in the table referenced above.

Item 8(a)(3)

The discussion below describes the portfolio managers’ compensation as of December 31, 2023.

When used in this section, the term “fund” refers to the Fund, as well as any other registered investment companies, pooled investment vehicles, and accounts managed by a portfolio manager. Each portfolio manager receives compensation from Lord Abbett consisting of a salary, bonus, and profit-sharing plan contributions. The level of base compensation takes into account the portfolio manager’s experience, reputation, and competitive market rates, as well as the portfolio manager’s leadership and management of the investment team.

Fiscal year-end bonuses, which can be a substantial percentage of overall compensation, are determined after an evaluation of various factors. These factors include the portfolio manager’s investment results and style consistency, the dispersion among funds with similar objectives, the risk taken to achieve the returns, and similar factors. In considering the portfolio manager’s investment results, Lord Abbett’s senior leaders may evaluate the Fund’s performance against one or more benchmarks from among the Fund’s primary benchmark and any supplemental benchmarks as disclosed in the prospectus, indices disclosed as performance benchmarks by the portfolio manager’s other accounts, and other indices within one or more of the Fund’s peer groups (as defined from time to time by third party investment research companies), as well as the Fund’s peer group. In particular, investment results are evaluated based on an assessment of the portfolio manager’s one-, three-, and five-year investment returns on a pre-tax basis versus the benchmark. Finally, there is a component of the bonus that rewards leadership and management of the investment team. The evaluation does not follow a formulaic approach, but rather is reached following a review of these factors. No part of the bonus payment is based on the portfolio manager’s assets under management, the revenues generated by those assets, or the profitability of the portfolio manager’s team. In addition, Lord Abbett may designate a bonus payment of a manager for participation in the firm’s deferred compensation plan. Depending on the employee’s level they will receive either an award under the Managing Director Award Plan or the Investment Capital Appreciation Plan. Both of these plans, following a three-year qualification period, provide for a deferred payout over a five-year period. The plan’s earnings are based on the overall average net asset growth of the firm as a whole or percentile performance of our funds against benchmarks as a whole. Lord Abbett believes these incentives focus portfolio managers on the impact their Fund’s performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.

Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees. Contributions to a portfolio manager’s profit-sharing account are based on a percentage of the portfolio manager’s total base and bonus paid during the fiscal year, subject to a specified maximum amount.

Item 8(a)(4)

The following table indicates the dollar range of securities beneficially owned by each portfolio manager in the Fund he or she manages, as of December 31, 2023. This table includes the value of securities beneficially owned by such portfolio managers through 401(k) plans and certain other plans or accounts, if any.

Ownership of Securities	Aggregate Dollar Range of Securities
Eric P. Kang	$50,001-$100,000
Adam C. Castle	$100,001 - $500,000
Kewjin Yuoh	$50,001-$100,000
Steven F. Rocco	$1,000,001 - $5,000,000

Item 8(b): Not Applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
None.

Item 10:	Submission of Matters to a Vote of Security Holders.
Not applicable.

Item 11:	Controls and Procedures.
(a)	Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days prior to the filing date of this report, the Chief Executive Officer and Chief Financial Officer of the Registrant have concluded that such disclosure controls and procedures are reasonably designed and effective to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

None.

Item 13:	Exhibits.
(a)(1)	The Lord Abbett Family of Funds Sarbanes-Oxley Code of Ethics for the Principal Executive Officer and Senior Financial Officers is attached hereto as part of EX-99.CODEETH.

(a)(2)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2 under the Investment Company Act of 1940 is attached hereto as a part of EX-99.CERT.

(b)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is provided as a part of EX-99.906CERT.

(c)	The Registrant’s Proxy Voting Policies and Procedures is attached hereto in response to Item 7.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LORD ABBETT CREDIT OPPORTUNITIES FUND

By:	/s/ Douglas B. Sieg
Douglas B. Sieg
President and Chief Executive Officer

Date: February 27, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Douglas B. Sieg
Douglas B. Sieg
President and Chief Executive Officer

Date: February 27, 2024

By:	/s/ Michael J. Hebert
Michael J. Hebert
Chief Financial Officer and Treasurer

Date: February 27, 2024